Alpine Municipal Money Market Fund
Investor Class

A series of Alpine Income Trust

Supplement Dated April 9, 2009, to the Prospectus Dated February 27, 2009

The language below replaces in entirety the section entitled “About the Funds – Alpine Municipal Money Market Fund – Participation in the Temporary Guarantee Program” on page 2 of the Prospectus:

Alpine Municipal Money Market Fund (the “Fund”) is participating in the U.S. Department of the Treasury’s (the “Treasury”) Temporary Guarantee Program for Money Market Funds (“Program”).  The Program was set to expire on April 30, 2009, unless extended by the Treasury.   On March 31, 2009, the Treasury announced the extension of the Program until September 18, 2009 and the Fund has decided to apply for continued participation in the Program.

The Program seeks to protect the net asset value of shares of participating money market funds at the close of business on September 19, 2008. Shares held by shareholders in the Fund as of that date are insured against loss under the Program if the Fund liquidates its holdings and the market-based net asset value of the shares at the time of the liquidation falls below $0.995 per share (“Guarantee Event”).

Recovery under the Program requires the Fund to liquidate if there is a Guarantee Event and such Guarantee Event is not cured.  For shares covered by the guarantee, any difference between the amount received by a shareholder (in cash or through in-kind distributions) in connection with the liquidation and $1.00 per share will be covered under the Program.

The Program applies only to shareholders of record who maintain a positive account balance in the Fund from the close of business on September 19, 2008, through the date on which the Fund’s market-based share value falls below $0.995 and the Fund liquidates. Shares acquired by a shareholder of record after the close of business on September 19, 2008, that exceed the number of shares the shareholder owned in the Fund on September 19, 2008, are not eligible for protection under the Program.  In the event that shares held as of close of business on September 19, 2008, are sold prior to the date the guarantee is triggered, then the shares covered by the guarantee will be the lesser of (i) the amounts held in the Fund as of close of business on September 19, 2008, or (ii) the amounts held in the Fund on the date the guarantee is triggered.

The Program is funded from assets in the Treasury’s Exchange Stabilization Fund (“ESF”). Guarantee payments under the Program will not exceed the amount available within the ESF. Payments to investors under the Program will depend on the availability of assets in the ESF, which, as of the date of this supplement, total approximately $50 billion. The Treasury and the Secretary of the Treasury have the authority to use assets from the ESF for purposes other than those of the Program.

Continued Participation in the Program for the period from April 30, 2009 through September 18, 2009, requires a payment to the Treasury in the amount of 0.015% of the net asset value of the Fund as of September 19, 2008. The Fund will bear the expense of its participation in the Program without regard to any fee waivers or expense limitations currently in effect for the Fund. The Secretary of the Treasury will not extend the Program beyond the close of business on September 18, 2009.

Additional information about the Program is available at http://www.ustreas.gov.  Neither this Prospectus Supplement, the Prospectus nor the Fund itself is in any manner approved, endorsed, sponsored or authorized by the Treasury.

PLEASE KEEP WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.